--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 2001
                                                         ----------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-24891                65-0405207
           --------                     ---------              ------------
     (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                         4400 PGA Boulevard
                  Palm Beach Gardens, Florida                      33410
                  ---------------------------                      -----
                  (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

--------------------------------------------------------------------------------

Item 5.  Other events.
         ------------

         The Registrant issued a press release on February 1, 2001 announcing that the Registrant had sold out all subscriptions in its offering of Class B common shares.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
         99                                 Press Release dated February 1, 2001
                                            announcing that the Registrant had
                                            sold out its offering of Class B
                                            common shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADMIRALTY BANCORP, INC.
                                    ------------------------
                                    (Registrant)


Dated:   February 7, 2001           By: /s/ WARD KELLOGG
                                        ----------------
                                    WARD KELLOGG
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description
-----------       -----------

99                Press Release dated February 1, 2001
                  announcing that the Registrant had sold
                  out its offering of Class B common shares.